INTRUST Financial Corporation
                              a Kansas Corporation

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 10, 2001

To the Stockholders in INTRUST Financial Corporation:

You are cordially invited to attend the Annual Meeting of the Stockholders of INTRUST Financial Corporation (the "Company") to be held in the Executive Dining Room of INTRUST Bank, Douglas Avenue and Main Street, Wichita, Kansas on Tuesday, April 10, 2001 at 1:00 p.m. for the purpose of considering and acting upon the following matters:

         1. Election of seven (7) Class III Directors for a three year term ending at the 2004 Annual Meeting of Stockholders and until their respected successors shall have been elected and qualified. Election of one (1) Class I Director for a one year term ending at the 2002 Annual Meeting of Stockholders and until his respective successor shall have been elected and qualified. The Nominees are set forth in Exhibit A to this notice.

         2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Management is aware of no other matters that will come before the meeting.

The Board of Directors has fixed the close of business on March 13, 2001, as the record date for determining stockholders entitled to notice of, and to vote at the meeting. Accordingly, only stockholders of record on that date will be entitled to vote at the meeting, or any adjournment thereof.

All persons who find it convenient to do so are invited to attend the meeting in person. TO INSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS OF THE COMPANY SOLICITS YOU TO MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANYTIME BEFORE IT IS EXERCISED. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY WITHDRAW YOUR PROXY AT THE MEETING.

Date:   March 13, 2001                       By order of the Board of Directors


INTRUST Financial Corporation
105 North Main                                                Jay Smith
Wichita, Kansas  67202                                        Secretary

            EXHIBIT TO NOTICE OF ANNUAL MEETING DATED MARCH 13, 2001

                                    EXHIBIT A

                                  PROPOSAL ONE
                                DIRECTOR NOMINEES


Pursuant to the INTRUST Financial Corporation ("the Company") Restated Articles of Incorporation and Bylaws, The Board of Directors, by resolution at its meeting on March 13, 2001, nominated the following persons to serve as directors of the Company. Individuals nominated to serve as Class III directors are to be elected to serve a three year term ending at the 2004 Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified. The individual nominated to serve as a Class I director is to be elected to serve a one year term ending at the 2002 Annual Meeting of Stockholders and until his respective successor shall have been elected and qualified.

     Nominee              Class       Occupation
     -------              -----       ----------

Frank L. Carney            III        President, Carney Enterprises

C.Q. Chandler              III        Chairman and CEO, INTRUST Financial
                                      Corporation

Charles W. Dieker          III        Investments

Richard M. Kerschen        III        Chairman and President, The Law Co., Inc.

Thomas D. Kitch            III        Partner, Fleeson, Gooing, Coulson & Kitch,
                                      LLC

Charles G. Koch            III        Chairman and CEO, Koch Industries, Inc.

Kenneth  Shannon           III        President and CEO, Metal-Fab, Inc.

Jeffrey L. Turner           I         Vice President, Division General Manager,
                                      Boeing


The Board of Directors recommends a vote FOR approval of the above proposal.

INTRUST FINANCIAL CORPORATION                     ANNUAL MEETING APRIL 10, 2001
WICHITA, KANSAS

                                      PROXY

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. Please return promptly in the enclosed envelope, which requires no postage if mailed in the USA.

The undersigned, a holder of common stock of INTRUST Financial Corporation (the "Company"), a Kansas Corporation, hereby appoints Brian E. Sullivan, Elizabeth
C. Mayer and Jack E. Mayer, or any of them, with full power to each of substitution and revocation, as proxies to vote all shares of common stock of the Company registered in the name(s) of the undersigned and held by them of record as of March 13, 2001, at the Annual Meeting of the Stockholders of the Company to be held at 105 North Main, City of Wichita, Kansas on April 10, 2001, at 1:00 p.m. and at any and all adjournments thereof, upon the following matters:

1.       ELECTION OF DIRECTORS
         MARK AN "X" IN THE APPROPRIATE BOX

         [ ] FOR all nominees, as ALL nominees listed below.

         [ ] WITHHOLD Authority for ALL nominees listed below.

         [ ] TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, strike a line through the nominee's name in the following list. Your votes will be cumulated and voted for the other nominees. You are entitled to cast as many votes as shall equal the number of shares of common stock held by you multiplied by the number of directors to be elected. You may cast all your votes for a single nominee within the class to be elected or you may distribute them between two or more nominees within such class as you see fit. If you wish to vote in this manner, show your vote breakdown on the back of this Proxy.

            CLASS III DIRECTORS - Term Expires in 2004 - 7 positions

     Frank L. Carney   C.Q. Chandler     Charles W. Dieker   Richard M. Kerschen
     Thomas D. Kitch   Charles G. Koch   Kenneth Shannon


            CLASS I DIRECTORS - Term Expires in 2002 - 1 position
                                Jeffrey L. Turner


2. IN THEIR DISCRETION, SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

IF NO CHOICE IS  SPECIFIED,  OR IN THE  ABSENCE OF SPECIFIC  INSTRUCTIONS,  YOUR
--------------------------------------------------------------------------------
SHARES WILL BE VOTED IN FAVOR OF THE ENTIRE LIST OF DIRECTOR NOMINEES AND ON ALL
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OTHER PROPOSALS AS RECOMMENDED BY THE BOARD OF DIRECTORS.
---------------------------------------------------------

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of the Stockholders and the Proxy.

WITNESS my hand this            day of                          , 2001.
                     ----------        -------------------------

YOU MUST SIGN EXACTLY AS YOUR NAME APPEARS ON THE LABEL. IF SHARES ARE OWNED IN JOINT TENANCY, THE SIGNATURE OF ONLY ONE CO-OWNER OF THE SHARES IS REQUIRED. IF SHARES ARE OWNED BY A TRUST, THE TRUSTEE OR CO-TRUSTEES MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, CONSERVATOR, TRUSTEE, OR GUARDIAN, GIVE FULL TITLE. IF A CORPORATION, PLEASE PROVIDE YOUR OFFICER TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY THE AUTHORIZED PARTNERS.



__________________________________________
(Signature of Stockholder)



__________________________________________
(Signature of Stockholder if held jointly)


PLEASE  MARK,  SIGN,  DATE AND  RETURN  THIS PROXY  FORM  PROMPTLY  BY USING THE
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ENCLOSED ENVELOPE.
------------------

Stockholders who are present at the meeting may withdraw their proxies and vote in person if they so desire.



[    ]   I will attend the meeting.      [    ]   I will not attend the meeting.